UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

THIRD COAST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41028	46-2135597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North, Suite 190, Humble, Texas 77338

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 446-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TCBX	New York Stock Exchange
(indicate by check mark)
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on October 22, 2025, Third Coast Bancshares, Inc. (the “Company” or “Third Coast”), a Texas corporation and the parent company of Third Coast Bank (“Third Coast Bank”), a Texas banking association, entered into an Agreement and Plan of Reorganization (the “Agreement”), by and among the Company, Arch Merger Sub, Inc. (“Merger Sub”), a Texas corporation and a wholly owned subsidiary of the Company, and Keystone Bancshares, Inc. (“Keystone”), a Texas corporation and the parent company of Keystone Bank, SSB (“Keystone Bank”), a Texas state savings bank (collectively, the “Proposed Transaction”).

In connection with the Proposed Transaction, Third Coast filed with the Securities and Exchange Commission (the “SEC”) on November 26, 2025, a registration statement on Form S-4, File No. 333-291826, as amended on December 18, 2025, and which was declared effective by the SEC on December 19, 2025, containing a preliminary prospectus of Third Coast that also constituted a preliminary joint proxy statement of Third Coast and Keystone, and Third Coast filed a final prospectus with the SEC, dated December 19, 2025 (the “joint proxy statement/prospectus”), with respect to the special meeting of Third Coast shareholders scheduled to be held on January 23, 2026 and the special meeting of Keystone shareholders scheduled to be held on January 29, 2026. Third Coast and Keystone first mailed the joint proxy statement/prospectus to its respective shareholders on or about December 23, 2025.

In connection with the Proposed Transaction, from December 4, 2025, to January 16, 2026, Third Coast received four demand letters from purported Third Coast shareholders (“Demand Letters”), alleging that the joint proxy statement/prospectus omits material information in violation of federal securities laws and state law disclosure requirements and demanding that Third Coast provide additional disclosures in an amendment or supplement to the joint proxy statement/prospectus.

Third Coast and Keystone deny all allegations in the Demand Letters and believe that no additional disclosure is required in the joint proxy statement/prospectus. However, in order to moot the disclosure claims Third Coast hereby makes additional disclosures (the “Supplemental Disclosures”) to supplement the disclosures contained in the joint proxy statement/prospectus. Third Coast and the Third Coast board of directors deny that they have violated any laws or breached any duties to the shareholders of Third Coast or Keystone in connection with the joint proxy statement/prospectus, and none of the Supplemental Disclosures nor any other disclosure in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any Supplemental Disclosures. This decision to make the Supplemental Disclosures will not affect the merger consideration to be paid in connection with the Proposed Transaction or the timing of the special meetings of Third Coast or Keystone shareholders. The Supplemental Disclosures are included below and should be read in conjunction with the joint proxy statement/prospectus.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

The information set forth below supplements the joint proxy statement/prospectus and should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. All page references below are to pages in the joint proxy statement/prospectus, and terms used below shall have the meanings set forth in the joint proxy statement/prospectus (unless otherwise defined below).

The disclosure under the heading “The Merger – Opinion of Third Coast’s Financial Advisor” and the subheading “Discounted Cash Flow Analysis” beginning on page 75 of the joint proxy statement/prospectus is hereby supplemented by adding the following before the second sentence (beginning “Consistent with…”) as follows:

Raymond James selected a range of terminal price-to-earnings multiples based upon the long-term average of the price-to-earnings multiple of selected banking indexes and current multiples for similar public companies. A terminal value multiple of 10.6x represents the approximate median NASDAQ Bank index price/NTM EPS multiple for the last five years. Raymond James used a calendar year 2030 adjusted net income of $79.3 million for Third Coast, which Raymond James calculated using the projected 2030 net income of $86.3 million provided in the Third Coast

Projections as adjusted downward to give effect to a projected investment loss from previous distributions of $7.1 million, and a calendar year 2030 adjusted net income of $13.3 million for Keystone, which Raymond James calculated using the projected 2030 net income of $14.5 million provided in the Keystone Projections as adjusted downward to give effect to a projected investment loss from previous distributions of $1.2 million.

The disclosure under the heading “The Merger – Opinion of Third Coast’s Financial Advisor” and the subheading “Discounted Cash Flow Analysis” beginning on page 75 of the joint proxy statement/prospectus is hereby supplemented by adding the following after the last sentence of the first paragraph in this subheading as follows:

Based on multiples of 10.0x and 12.0x, Raymond James calculated a terminal value of $792.7 million and $951.3 million, respectively, for Third Coast and $132.7 million and $159.3 million, respectively, for Keystone.

The first table under the heading “The Merger – Opinion of Third Coast’s Financial Advisor” and the subheading “Selected Companies Analysis” on page 76 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the tables of “Selected Companies for Third Coast” and “Selected Companies for Keystone” as follows:

Selected Companies for Third Coast	Total Assets ($millions)	LTM RO AA	Price / TBVPS	Price / TBVPS (ex. AO CI)	Price / LTM EPS
Origin Bancorp Inc.	$9,678	0.71%	103%	96%	15.3x
FirstSun Capital Bancorp	$8,436	1.10%	110%	107%	12.6x
Southside Bancshares Inc.	$8,340	1.02%	138%	112%	9.9x
Business First Bancshares Inc.	$7,948	1.02%	108%	100%	9.3x
South Plains Financial, Inc.	$4,364	1.27%	140%	123%	11.7x
Home Bancorp Inc.	$3,494	1.27%	128%	121%	9.8x
Red River Bancshares Inc.	$3,168	1.23%	130%	111%	11.4x
First Western Financial Inc.	$3,027	0.41%	96%	95%	18.8x
Investar Holding Corp.	$2,801	0.84%	102%	87%	10.3x

Selected Companies for Keystone	Total Assets ($millions)	LTM RO AA	Price / TBVPS	Price / TBVPS (ex. AO CI)	Price / LTM EPS
InBankshares Corp	$1,375	0.82%	118%	114%	12.2x
Solera National Bancorp Inc.	$1,239	1.75%	52%	39%	2.2x
JD Bancshares	$1,209	1.07%	108%	78%	7.3x
Century Next Financial Corp.	$924	1.57%	110%	110%	7.0x
Plains Acquisition Corp.	$854	1.86%	143%	137%	11.2x
MBT Bancshares Inc.	$626	1.10%	96%	83%	6.9x
Home Federal Bancorp Inc. LA	$609	0.63%	85%	82%	11.2x
Fifth District Bancorp	$540	0.49%	57%	54%	26.1x
Trinity Bank N.A.	$527	1.73%	168%	156%	11.7x
High Country Bancorp Inc.	$514	0.71%	75%	72%	8.9x

The first table under the heading “The Merger – Opinion of Third Coast’s Financial Advisor” and the subheading “Selected National Transactions Analysis” on page 78 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the table of “Selected National Transactions” as follows:

Date Announced	Acquiror	Target	Target Total Assets at Annc. ($MMs)	Target LTM RO AA at Annc.	Deal Value ($MMs)	DV/TBV	DV/ TBV (ex. AOCI)	DV/ LTM Net Income	Core Deposit Premium
9/24/2025	Mid Penn Bancorp Inc.	1st Colonial Bancorp	877	1.02%	101	116%	119%	12.0x	2.7%
9/2/2025	Equity Bancshares Inc.	Frontier Holdings LLC	1,408	1.02%	123	123%	112%	9.2x	2.9%
8/11/2025	First Financial Bancorp.	BankFinancial Corp	1,429	0.14%	142	91%	91%	NM	NM
7/22/2025	Mercantile Bank Corp.	Eastern Michigan Fncl. Corp	505	1.26%	96	182%	167%	13.8x	9.5%
7/7/2025	Bus. First Bancshares Inc.	Progressive Bancorp Inc.	755	0.47%	83	122%	117%	NM	2.7%
4/23/2025	Citizens & Northern Corp.	Susquehanna Community Finl Inc	598	0.45%	44	126%	85%	19.0x	2.3%
4/22/2025	MIDFLORIDA Credit Union	Prime Meridian Holding Co.	924	0.95%	195	219%	202%	23.0x	14.8%
4/3/2025	TowneBank	Old Point Financial Corp.	1,451	0.65%	203	180%	157%	21.4x	8.3%
4/2/2025	Equity Bancshares Inc.	NBC Corp. of Oklahoma	906	0.97%	87	138%	110%	10.7x	3.5%
3/17/2025	MetroCity Bankshares Inc.	First IC Corp.	1,192	2.10%	206	146%	143%	8.3x	12.4%
3/11/2025	Bar Harbor Bankshares	Guaranty Bancorp Inc.	681	0.42%	42	131%	80%	14.0x	2.1%
2/27/2025	Seacoast Bnkg Corp. of FL	Heartland Bancshares Inc.	734	1.63%	110	165%	155%	9.3x	7.3%
2/25/2025	Old Second Bancorp Inc.	Bancorp Financial Inc.	1,449	0.50%	197	131%	123%	38.7x	9.6%
1/22/2025	Cadence Bank	FCB Financial Corp.	589	1.97%	104	166%	158%	8.3x	8.4%
1/13/2025	Glacier Bancorp Inc.	Bank Idaho Holding	1,293	0.97%	245	201%	187%	20.4x	12.6%

The first table under the heading “The Merger – Opinion of Third Coast’s Financial Advisor” and the subheading “Selected Regional Transactions Analysis” on page 79 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the table of “Selected Regional Transactions” as follows:

Date Announced	Acquiror	Target	Target Total Assets at Annc. $MMs)	Target LTM RO AA at Annc.	Deal Value ($MMs)	DV/TBV	DV/ TBV (ex. AO CI)	DV/ LTM Net Income	Core Deposit Premium
7/7/2025	Business First Bancshares Inc.	Progressive Bancorp Inc.	755	0.47%	83	122%	117%	NM	2.7%
4/2/2025	Equity Bancshares Inc.	NBC Corp. of Oklahoma	906	0.97%	87	138%	110%	10.7x	3.5%
4/25/2024	Business First Bancshares Inc.	Oakwood Bancshares Inc.	838	0.48%	86	108%	106%	19.4x	1.2%
10/11/2022	Prosperity Bancshares Inc.	Lone Star State Bancshares Inc	1,305	1.43%	229	189%	179%	14.5x	11.6%
6/13/2022	CrossFirst Bankshares Inc.	Farmers & Stockmens Bank	567	0.59%	75	165%	163%	26.5x	6.0%
4/18/2022	National Bank Holdings Corp.	Community Bancorp.	814	1.30%	136	199%	199%	14.0x	10.1%

The second full paragraph on page 79 of the joint proxy statement/prospectus is hereby amended and restated as follows (supplemental disclosure is underlined):

Raymond James performed a pro forma financial impact analysis that combined projected balance sheet and calendar years 2027 and 2028 estimated EPS information of Third Coast and Keystone, using: (i) closing balance sheet estimates as of March 31, 2026 for each of Third Coast and Keystone; (ii) financial forecasts and projections for each of Third Coast and Keystone for the calendar years 2027 and 2028, based on analyst consensus estimates for Third Coast and management projections prepared by Third Coast management for Keystone; and (iii) the Synergies. Items (i) – (iii) above were all prepared by Keystone management and reviewed and approved by Third Coast for Raymond James’ use. Raymond James analyzed the estimated financial impact of the merger on certain projected financial results. This analysis indicated that the merger could be 1.9% dilutive to Third Coast’s estimated tangible book value per share and 0.4% dilutive on a fully diluted estimated tangible book value per share at March 31, 2026, but 5.2% and 5.3% accretive to Third Coast’s estimated calendar years 2027 and 2028 EPS, respectively. For all of the above analyses, the actual results achieved by the pro forma company following the merger may vary from the projected results, and the variations may be material.

The last paragraph under the heading “The Merger – Opinion of Third Coast’s Financial Advisor” and the subheading “Additional Considerations.” on page 80 is hereby amended and restated as follows (supplemental disclosure is underlined):

Raymond James is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. In the ordinary course of business, Raymond James may trade in the securities of Third Coast for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. During the two years preceding the date of Raymond James’ written opinion, Raymond James received compensation of $167,800, in the aggregate, from Third Coast and $12,000, in the aggregate, from Keystone. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to Third Coast and/or Keystone or other participants in the merger in the future, for which Raymond James may receive compensation.

The disclosure under the heading “The Merger – Opinion of Third Coast’s Financial Advisor” of the joint proxy statement/prospectus is hereby supplemented by adding the following after the subheading “Additional Considerations.”:

Certain Unaudited Prospective Financial Information. The following table presents certain unaudited prospective financial information regarding Third Coast, on a standalone basis, for the years ending December 31, 2025 through December 31, 2030, which Raymond James used in connection with developing its financial analyses and fairness opinion:

	As of and for the years ended December 31,
Metric	2025	2026	2027	2028	2029	2030
Third Coast Net Income (in millions)	$59.8	$63.5	$68.5	$74.0	$79.9	$86.3
Third Coast Total Assets (in billions)	$5.1	$5.5	$6.0	$6.5	$7.0	$7.6

The foregoing prospective financial information regarding Third Coast was provided to Raymond James by the management team of Third Coast and was approved by Third Coast for Raymond James’ use and reliance in connection with developing its financial analyses and fairness opinion.

The following table presents certain unaudited prospective financial information regarding Keystone, on a standalone basis, for the years ending December 31, 2025 through December 31, 2030, which Raymond James used in connection with developing its financial analyses and fairness opinion:

	As of and for the years ended December 31,
Metric	2025	2026	2027	2028	2029	2030
Keystone Net Income (in millions)	$9.9	$10.6	$11.5	$12.4	$13.4	$14.5
Keystone Total Assets (in billions)	$1.0	$1.1	$1.2	$1.3	$1.4	$1.5

The foregoing prospective financial information regarding Keystone was provided to Raymond James by the management team of Third Coast and was approved by Third Coast for Raymond James’ use and reliance in connection with developing its financial analyses and fairness opinion.

The following table presents certain unaudited prospective financial information regarding Keystone, on a standalone basis with Synergies, for the years ending December 31, 2026 through December 31, 2031, which Raymond James used in connection with developing its financial analyses and fairness opinion:

	As of and for the years ended December 31,
Metric	2026	2027	2028	2029	2030	2031
Keystone Net Income (in millions)	$10.6	$11.5	$12.4	$13.4	$14.5	$15.6
Keystone Total Assets (in billions)	$1.1	$1.2	$1.3	$1.4	$1.5	$1.7

The foregoing prospective financial information regarding Keystone was provided to Raymond James by the management team of Third Coast and was approved by Third Coast for Raymond James’ use and reliance in connection with developing its financial analyses and fairness opinion.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect Third Coast’s current views with respect to, among other things, future events and Third Coast’s financial performance and include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed transaction. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “looking ahead,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Third Coast’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Third Coast’s control. Accordingly, Third Coast cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Third Coast believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause Third Coast’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement providing for the acquisition of Keystone by Third Coast; (2) the outcome of any legal proceedings that may be instituted against Third Coast or Keystone; (3) the possibility that the transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (4) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Third Coast and Keystone operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of Third Coast’s or Keystone’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the transaction; (9) the dilution caused by Third Coast’s issuance of additional shares of its common stock in connection with the transaction; (10) a material adverse change in the financial condition of Third Coast or Keystone; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of Third Coast and Keystone including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Board of Governors of the Federal Reserve System and legislative and regulatory actions and reforms. For a discussion of additional factors that could cause Third Coast’s actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in Third Coast’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC, and Third Coast’s other filings with the SEC.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this communication. If one or more events related to these or other risks or uncertainties materialize, or if Third Coast’s underlying assumptions prove to be incorrect, actual results may differ materially from what Third Coast anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Third Coast does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for Third Coast to predict which will arise. In addition, Third Coast cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

No Offer or Solicitation

This communication is being made in respect of the proposed merger transaction involving Third Coast and Keystone. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Important Additional Information and Where to Find It

In connection with the proposed merger transaction, Third Coast filed with the SEC a Registration Statement on Form S-4 on November 26, 2025, as amended on December 18, 2025 (the “Registration Statement”), which includes a prospectus of Third Coast and a joint proxy statement of Third Coast and Keystone. The Registration Statement was declared effective by the SEC on December 19, 2025, and on December 19, 2025, Third Coast filed a final prospectus with the SEC and its definitive proxy statement with the SEC. The Company commenced mailing the definitive joint proxy statement/prospectus to its shareholders and Keystone shareholders on or about December 23, 2025. Third Coast may also file other relevant documents with the SEC regarding the proposed merger transaction. This communication is not a substitute for the joint proxy statement/prospectus or Registration Statement or for any other document that Third Coast may file with the SEC and send to the shareholders of Third Coast or Keystone in connection with the proposed merger transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Free copies of the Registration Statement and joint proxy statement/prospectus, as well as other filings containing information about Third Coast and the proposed transaction, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain the documents filed with the SEC by the Company, free of charge, at the Company’s website, https://ir.thirdcoast.bank/financials/sec-filings/. Alternatively, these documents, when available, can be obtained free of charge from Third Coast upon written request to Third Coast Bancshares, Inc., Attn: Investor Relations, 1800 West Loop South, Suite 800, Houston, TX 77027, or by calling (713) 960-1300.

Participants in the Solicitation

Third Coast, Keystone, their respective directors and executive officers and certain of their other members of management and employees may be deemed to be participants in the solicitation of proxies from Keystone’s shareholders and Third Coast’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Third Coast may be found in Third Coast’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 5, 2025 and in Third Coast’s proxy statement for its 2025 Annual Meeting of Shareholders, as filed with the SEC on April 17, 2025, copies of which can be obtained free of charge from Third Coast or from the SEC’s website as indicated above. To the extent the holdings of Third Coast’s securities by its directors and executive officers have changed since the amounts set forth in Third Coast’s proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation is included in the joint proxy statement/prospectus and other relevant materials that have been or may be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2026

THIRD COAST BANCSHARES, INC.

By:	/s/ R. John McWhorter
Name:	R. John McWhorter
Title:	Chief Financial Officer